GUM TECH INTERNATIONAL, INC.
                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made effective as of January 31, 1997, by and between GUM TECH INTERNATIONAL, INC., a Utah corporation (the "Corporation"), and the persons set forth on the signature pages attached hereto or on counterpart signature pages (individually, a "Holder" and collectively, the "Holders").

                                    RECITAL
                                    -------

     The Holders are parties to Subordinated Convertible Note Purchase Agreements dated as of even date herewith by and between the Corporation and the Holders (the "Purchase Agreements") pursuant to which the Corporation is obligated to enter into this Agreement. Any "C"apitalized terms not defined herein shall have the meanings established in the Purchase Agreements.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereto hereby agree as follows:

     1. Definitions.
          a. "Closing Date" means January 31, 1997.
          b. "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the "Securities Act."
          c. "Commissioner" means the California Commissioner of Corporations.
          d. "Common Stock" means any and all (i) common stock of the Corporation issued or issuable upon conversion of the Series A Notes; (b) any common stock of the Corporation issued as a dividend or other distribution with respect to or in replacement of the Series A Notes Common Stock and (c) any common stock issued in any combination or subdivision of the Series A Notes Common Stock; provided that in determining the amount of Common Stock held by any Person, the sum of (a), (b) and (c) shall be used. Any reference to "common stock" without initial capital letters shall mean all other shares of the Corporation's common stock or other equity securities convertible into shares of such "common stock."
          e. "Exchange Act" means the Securities Exchange Act of 1934, as amended or any similar Federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
          f. "Initiating Holders" any holder or holders of no less than fifty percent (50%) of the then outstanding Registrable Securities.
          g. "Person" means any individual, corporation, trust, partnership, association, or other entity.
          h. "Registrable Securities" means the Common Stock.
          i. "Register," "registered," and "registration," mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.
          j. "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
          k. "Seller" means a holder of Registrable Securities selling such shares.

     l. "Series A Notes Common Stock" means the shares of common stock of the Corporation issued to the Purchasers upon conversion of the Series A Notes.

     2. Registration Rights

     2.1 Form S-3.

          (a) Obligation to Register. At any time on, or after, July 31, 1997, the Initiating Holders of Registrable Securities shall have the right to request a registration on Form S-3 (such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Person or Persons).
          (b) Notice. The Corporation shall give written notice to all holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.1 and shall permit such other holders to participate in the registration upon their request therefor, so long as such request is given within twenty (20) days after receipt of such notice from the Corporation. Subject to the foregoing, the Corporation will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the holders thereof for purposes of disposition.

     2.2  Registration  Procedures.  Whenever  the  Corporation  is  required by
Section 2.1 to effect the registration of the Registrable Securities under the Securities Act, the Corporation will, as expeditiously as possible:
          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best commercial efforts to cause such registration statement to become and remain effective for the period provided in this Agreement;
          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;
          (c) furnish to each seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such seller;
          (d) use reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each seller shall reasonably request, including doing any and all other reasonable acts and things which the Corporation deems reasonably necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities owned by such seller, except that the Corporation shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or does not intend to be so qualified prior to the effective date of the applicable registration statement;
          (e) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by a majority of the voting interests of the holders of Registrable Securities copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel;
          (f) furnish to each prospective seller a signed counter-part, addressed to the prospective seller, of (i) an opinion of counsel for the Corporation, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public

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accountants who have certified the Corporation's  financial  statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Corporation's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of
securities.   Notwithstanding  any  other  provision  of  this  Section  2,  the
Corporation shall not in any event be required to maintain the effectiveness of any such registration statement for a period in excess of 1 80 days.
     2.3 Registration Expenses. As used herein, "Registration Expenses" shall mean all expenses incurred by the Corporation in complying with Section 2.1, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for the Corporation; reasonable fees and disbursements of one counsel for all the selling shareholders of the Registrable Securities (which shall not exceed Five Thousand Dollars ($5,000)); blue sky fees and expenses; and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation who shall be paid in any event by the Corporation); and "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sales of Registrable Securities thereunder. The Corporation will pay the described Registration Expenses in connection with the registration pursuant to Section 2.1. All Selling Expense$ in connection with the registration pursuant to Section 2.1 shall be borne by the Corporation and the selling shareholders pro rata in proportion to the securities covered thereby being sold by them.
     2.4 Indemnification.
          (a)   Indemnification  by  the  Corporation.   In  the  event  of  any
registration of any of the Corporation's securities under the Securities Act pursuant to Section 2.1, the Corporation shall indemnify and hold harmless each of the following parties as described in this Agreement: (i) the seller of such securities; (ii) each underwriter (as defined in the Securities Act) who makes an underwriting agreement with the Corporation or Holders pursuant to the foregoing terms of this Agreement; (iii) each other Person who is a partner or affiliate or agent of such seller and who participates in the offering of such securities; and (iv) each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person against any losses, claims, damages or liabilities (collectively the "liability"), joint
or  several,  to  which  such  seller,  underwriter,   participating  Person  or
controlling Person may become subject under the Securities Act or any other statute or at common law, if such liability (or action in respect thereof) arises out of or is based upon (i) any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in paragraph (d) of this Section 2.4, the Corporation shall
reimburse  each  such  seller,   underwriter,   participating   Person  or  such
controlling   Person  in  connection   with   defending   any  such   liability.
Notwithstanding anything to the contrary herein, however, the Corporation shall not be liable to any seller, underwriter, participating Person, or controlling Person in any such case if any such liability arises out of or is based upon any
alleged  untrue  statement  or  alleged  omission  made  in  such   registration
statement,  preliminary or final prospectus,  or amendment or supplement thereto
(i) in reliance upon and in conformity with information furnished to the Corporation by such Person specifically for use in such registration statement, preliminary or final prospectus or amendment or supplement thereto, or (ii) based on the authority of an "expert" within the meaning of that term as defined in the Securities Act (but only if the Corporation had no reasonable ground to believe, and did not believe, that the statements

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made on the  authority  of such expert were untrue or that there was an omission to state a material fact. The Corporation shall not be required to indemnify any Person against any liability arising from (i) any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or (ii) for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act. The indemnity provided for in this Section 2.4(a) shall remain in full force and effect for the period of limitations imposed under California law,
regardless  of  any  investigation   made  by  or  on  behalf  of  such  seller,
underwriter, participating Person or controlling Person and shall survive transfer of such securities by such seller.
          (b) Indemnification by Holders of Registrable Securities. Each holder of any Registrable Securities shall, by acceptance thereof, indemnify and hold harmless each other holder of any Registrable Securities, the Corporation, its directors and officers, each above described underwriter who contracts with the Corporation or its agents and each other Person, if any, who controls the Corporation or such underwriter, against any liability, joint or several, to which any such other holder, the Corporation, underwriter or any such director or officer of any such Person may become subject under the Securities Act or any other statute or at common law, if such liability (or actions in respect thereof) arises out of or is based upon (i) the disposition by such holder of such Registrable Securities in violation of the provisions of this Section 2.4,
(ii)  any  alleged  untrue  statement  of any  material  fact  contained  in any
registration   statement  under  which  securities  were  registered  under  the
Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or
(iii) any alleged omission to state therein a material fact required to be stated therein or necessary to make statement(s) therein not misleading. Notwithstanding any other provision of this Section 2.4(b), the indemnification rights set forth in this Section 2.4(b) shall be given in the case of clause
(ii) or (iii) only if such alleged untrue statement or alleged omission in such registration statement, preliminary or final prospectus, amendment or supplement thereto was made (1) in reliance upon and in conformity with information furnished to the Corporation by such holder expressly stated for use therein, and (2) not based on the authority of an expert as to when the holder had no reasonable ground to believe, and did not believe, that (A) the statements made on the authority of such expert were untrue or (B) there was an omission to state a material fact. Such holder shall reimburse the Corporation, such underwriter or such director, officer, other Person or other holder for any reasonable legal fees incurred in investigating or defending any such liability; provided, however, that no holder of Registrable Securities shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency was corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act; and provided further, that the obligations of such holder of Registrable Securities for the indemnity hereunder shall be limited to an amount equal to the net proceeds received by such holder of Registrable Securities upon disposition thereof, and shall not extend to any settlement of claims related thereto without the express written consent of such holder of Registrable Securities, which consent shall not be unreasonably withheld.
          (c) Further Indemnity. Indemnification similar to that specified in paragraphs (a) and (b) of this Section 2.4 shall be given by the Corporation and each holder of any Registrable Securities (with such modifications as may be appropriate) with respect to any required registration or other qualification of the Common Stock under any federal or state law or regulation of governmental authority other than the Securities Act.
          (d) Procedures: Rights to Separate Counsel. Each party entitled to indemnification under this Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall

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tender the defense of any such claim or any  litigation  resulting  therefrom to the Indemnifying Party, provided that counsel for the Indemnifying Party who is conducting the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4 unless such failure to give notice shall materially affect the Indemnifying Party in the defense of any such claim or any such litigation. The Indemnified Party shall also have the right to employ separate counsel in any such action and to participate separately in the defense thereof, but in such circumstance the fees and expenses of such counsel shall be paid by the Indemnified Party and not at the expense of the indemnifying Party. However, if the indemnifying Party fails to assume the defense of any properly tendered claims, then the fees and expenses of such separate counsel shall be borne by the Indemnifying Party. Except with the consent of any Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

     2.5 Compliance With Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its best efforts to:
          (a) Make and keep public information regarding the Corporation available as those terms are understood and defined in Rule 144 under the Securities Act, at all times;
          (b) File with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;
          (c) So long as a Holder owns more than ten percent (10%) of any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.
     2.6 Consent to be Bound. Each subsequent holder of Registrable Securities obtaining rights under Section 2.8 must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.
     2.7 Amendments. The provisions of this Agreement may be amended, and the Corporation may take any action herein prohibited or omit to perform any act herein required to be performed by it only if the Corporation has obtained the written consent of the holders of 51% or more of the Registrable Securities, but any such amendment or consent shall be binding upon any Person who has not signed such amendment.
     2.8 Assignability of Registration Rights. Subject to Section 2.6 hereof, the registration rights set forth in this Agreement are-assignable to any assignee as to Registrable Securities conveyed in accordance herewith who acquires no less than (a) five percent (5%) of the Corporation's then outstanding Registrable Securities or (b) at least fifty percent (50%) of the Registrable Securities originally held by such assignor. Notwithstanding the foregoing, the registration rights set forth in this Agreement may be transferred to any general or limited partner of a Holder or any other affiliated party of such Holder who is a successor in interest to a Holder regardless of the percentage of Registrable Securities so transferred.
     2.9 Rights Which May Not Be Granted to Subsequent Investors. The Corporation shall not grant registration rights or enter into any "registration rights agreement" or similar agreement with any Person after the Closing Date unless such agreement provides that the holder of such securities may not participate in any registration requested pursuant to this

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Agreement  without  the  consent of holders  of a  majority  of the  Registrable
Securities and such registration rights are neither superior to nor in conflict with any rights conferred under this Agreement.
     2.10 Information by Holder. The holder or holders of Registrable Securities included in any registration shall furnish to the Corporation such information regarding such holder or holders, the Registrable Securities held by them, and the distribution proposed by such holder or holders, as the Corporation may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article.
     3. Miscellaneous.
          3.1 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.
          3.2   Severability.   Each  provision  of  this  Agreement   shall  be
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
          3.3 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of which counterparts when taken together, shall constitute one and the same Agreement.
          3.4 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
          3.5 Notices. All notices, demands, consents or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered or five (5) business days after deposit in the U.S. Mail (excluding Saturday and Sunday and any legally recognized Federal holiday) if sent by first class certified mail, return receipt requested or the next business day if sent by facsimile (receipt acknowledged), Express Mail, Federal Express or similar service, addressed to the each party's address as set forth in the Purchase Agreements, or to such address as any Investor shall advise the other parties by notice sent in accordance with this Section 3.5 if any named Person shall desire to change such address.
          3.6 Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of Arizona, applicable to contracts made and to be performed entirely within the State of Arizona.
          3.7 Litigation Costs. Subject to Section 2.4, if any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of a dispute, breach or default in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.
          3.8 Specific Performance. Each party's obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it may be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and upon satisfactory proof thereof, it may be entitled to obtain such specific performance.
          3.9 Final Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes, merges, renders void and terminates all prior and contemporaneous agreements, understandings, nego-tiations and discussions, whether oral or written, with respect thereto.


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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          "CORPORATION"

                                           GUM TECH INTERNATIONAL, INC.

                                           By: /S/  JEFFREY L. BOUCHY
                                               --------------------------------

                                              Jeffrey L. Bouchy, Chief Financial
                                              Officer
                                              ----------------------------------
                                               (Print Name and Title)



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